Exhibit 99.2

GLIMCHER

Supplemental Information
For The Three and Twelve Months Ended December 31, 2007

GLIMCHER REALTY TRUST

Supplemental Information
For the Three and Twelve Months Ended December 31, 2007

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statements	Page 1
Year-to-Date Income Statements	Page 2
Components of Minimum Rents and Other Revenue	Page 3
Summary Financial Statement Information for Unconsolidated Entities	Page 4
Calculation of Funds from Operations and FFO Payout Ratio	Page 5
Joint Venture Calculation of FFO and Disclosure of Pro Rata Share of JV Non-Cash Amounts	Page 6
EBITDA, Operating Ratios and Earnings per Share	Page 7

Balance Sheet Data:
Comparative Balance Sheets	Page 8
Market Capitalization and Debt Coverage Ratios	Page 9
Consolidated Debt Schedule	Page 10
Consolidated Debt Maturities Schedule	Page 11
Joint Venture Debt and Debt Maturity Schedule	Page 12

Operational Data:
Occupancy Statistics	Page 13
Leasing Results and Re-leasing Spreads	Page 14
Core Same Mall Portfolio - Held-for-Investment - Statistics by Asset Category	Page 15
Mall Assets Including Held-for-Sale Malls - Statistics	Page 16
Summary of Significant Tenants	Page 17
Top 10 Regional Mall Tenants	Page 18
Lease Expiration Schedule	Page 19

Development Activity:
Capital Expenditures	Page 20
Development and Redevelopment Activity	Page 21

QUARTERLY INCOME STATEMENTS
(in thousands)

	Three Months Ended December 31,
	2007			2006
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Revenues:
Minimum rents (see components on page 3)	$49,286	$2,394	$51,680	$46,281	$8,396	$54,677
Percentage rents	2,381	156	2,537	2,562	529	3,091
Tenant reimbursements	23,430	1,006	24,436	21,275	4,086	25,361
Out parcel sales	1,489	-	1,489	-	5,900	5,900
Other (see components on page 3)	7,996	244	8,240	7,437	943	8,380
Total Revenues	84,582	3,800	88,382	77,555	19,854	97,409

Expenses:
Property operating expenses	(16,542)	(1,801)	(18,343)	(14,872)	(4,793)	(19,665)
Real estate taxes	(7,913)	(552)	(8,465)	(7,902)	(1,198)	(9,100)
	(24,455)	(2,353)	(26,808)	(22,774)	(5,991)	(28,765)
Provision for credit losses	(1,163)	(326)	(1,489)	(528)	(1,832)	(2,360)
Other operating expenses	(1,691)	(191)	(1,882)	(1,328)	(175)	(1,503)
Cost related to sales of out parcels	(1,027)	-	(1,027)	-	(2,703)	(2,703)
Real estate depreciation and amortization	(19,669)	(717)	(20,386)	(17,253)	(1,065)	(18,318)
Non-real estate depreciation and amortization	(450)	(6)	(456)	(369)	(7)	(376)
General and administrative	(4,098)	(1)	(4,099)	(4,161)	29	(4,132)
Impairment losses - real estate assets	(2,914)	-	(2,914)	-	-	-
Total Expenses	(55,467)	(3,594)	(59,061)	(46,413)	(11,744)	(58,157)

Operating Income	29,115	206	29,321	31,142	8,110	39,252

Interest income	190	31	221	128	59	187
Interest expense	(20,625)	(1,534)	(22,159)	(20,768)	(12,380)	(33,148)
Loan fee amortization	(451)	(20)	(471)	(470)	(588)	(1,058)
Equity in (loss) income of unconsolidated entities	(424)	-	(424)	344	-	344
Income before minority interest and discontinued operations	7,805	(1,317)	6,488	10,376	(4,799)	5,577
Minority interest in operating partnership	1,682	-	1,682	4,648	-	4,648
Income from continuing operations	9,487	(1,317)	8,170	15,024	(4,799)	10,225
Discontinued Operations:
Impairment losses - real estate assets	(25,114)	-	(25,114)	(63,117)	-	(63,117)
Loss from operations	(1,317)	1,317	-	(4,799)	4,799	-
Net loss	(16,944)	-	(16,944)	(52,892)	-	(52,892)
Preferred stock dividends	(4,359)	-	(4,359)	(4,359)	-	(4,359)
Net loss to common shareholders	$(21,303)	$-	$(21,303)	$(57,251)	$-	$(57,251)

Note: Pre FAS 144 column includes both continuing and discontinued operations.

YEAR-TO-DATE INCOME STATEMENTS
(in thousands)

	Twelve Months Ended December 31,
	2007			2006
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Revenues:
Minimum rents (see components on page 3)	$186,064	$22,544	$208,608	$181,866	$35,753	$217,619
Percentage rents	6,130	428	6,558	5,727	853	6,580
Tenant reimbursements	87,258	10,625	97,883	84,593	15,822	100,415
Out parcel sales	2,724	-	2,724	320	6,450	6,770
Other (see components on page 3)	19,990	1,967	21,957	20,045	2,743	22,788
Total Revenues	302,166	35,564	337,730	292,551	61,621	354,172

Expenses:
Property operating expenses	(63,020)	(12,730)	(75,750)	(60,007)	(18,270)	(78,277)
Real estate taxes	(31,651)	(5,081)	(36,732)	(32,512)	(5,037)	(37,549)
	(94,671)	(17,811)	(112,482)	(92,519)	(23,307)	(115,826)
Provision for credit losses	(3,732)	(2,263)	(5,995)	(3,495)	(3,201)	(6,696)
Other operating expenses	(7,099)	(1,083)	(8,182)	(6,515)	(1,197)	(7,712)
Cost related to sales of out parcels	(1,163)	(7)	(1,170)	(129)	(2,746)	(2,875)
Real estate depreciation and amortization	(71,975)	(3,083)	(75,058)	(66,964)	(6,962)	(73,926)
Non-real estate depreciation and amortization	(1,686)	(26)	(1,712)	(1,473)	(82)	(1,555)
General and administrative	(16,484)	(79)	(16,563)	(15,305)	(29)	(15,334)
Impairment losses - real estate assets	(2,914)	-	(2,914)	-	-	-
Total Expenses	(199,724)	(24,352)	(224,076)	(186,400)	(37,524)	(223,924)

Operating Income	102,442	11,212	113,654	106,151	24,097	130,248

Interest income	649	185	834	454	195	649
Interest expense	(86,073)	(7,417)	(93,490)	(80,313)	(23,905)	(104,218)
Loan fee amortization	(1,867)	(157)	(2,024)	(1,853)	(966)	(2,819)
Equity in income of unconsolidated entities	1,133	-	1,133	1,443	-	1,443
Income before minority interest and discontinued operations	16,284	3,823	20,107	25,882	(579)	25,303
Minority interest in operating partnership	(1,635)	-	(1,635)	7,733	-	7,733
Income from continuing operations	14,649	3,823	18,472	33,615	(579)	33,036
Discontinued Operations:
Gain on sales of properties	47,349	-	47,349	1,717	-	1,717
Impairment losses - real estate assets	(27,464)	-	(27,464)	(111,918)	-	(111,918)
Income (loss) from operations	3,823	(3,823)	-	(579)	579	-
Net income (loss)	38,357	-	38,357	(77,165)	-	(77,165)
Preferred stock dividends	(17,437)	-	(17,437)	(17,437)	-	(17,437)
Net income (loss) available to common shareholders	$20,920	$-	$20,920	$(94,602)	$-	$(94,602)

Note: Pre FAS 144 column includes both continuing and discontinued operations.

Components of Minimum Rents and Other Revenue
(in thousands)

	Three Months Ended December 31,
	2007			2006
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$49,209	$2,458	$51,667	$45,904	$8,545	$54,449
Termination income	590	4	594	947	39	986
Straight-line rents	(513)	(68)	(581)	(570)	(188)	(758)
Total Minimum Rents	$49,286	$2,394	$51,680	$46,281	$8,396	$54,677

Components of Other Revenue:
Fee income	$1,146	$-	$1,146	$505	$-	$505
Specialty leasing and sponsorship income	5,286	148	5,434	5,074	761	5,835
Other	1,564	96	1,660	1,858	182	2,040
Total Other Revenue	$7,996	$244	$8,240	$7,437	$943	$8,380

	Twelve Months Ended December 31,
	2007			2006
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$185,918	$22,417	$208,335	$178,845	$34,597	$213,442
Termination income	1,551	445	1,996	3,754	1,909	5,663
Straight-line rents	(1,405)	(318)	(1,723)	(733)	(753)	(1,486)
Total Minimum Rents	$186,064	$22,544	$208,608	$181,866	$35,753	$217,619

Components of Other Revenue:
Fee income	$2,660	$-	$2,660	$2,231	$-	$2,231
Specialty leasing and sponsorship income	12,081	1,321	13,402	12,152	2,301	14,453
Other	5,249	646	5,895	5,662	442	6,104
Total Other Revenue	$19,990	$1,967	$21,957	$20,045	$2,743	$22,788

Note: Pre FAS 144 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended December 31, 2007		For the Three Months Ended December 31, 2006
		Company's Pro-Rata		Company's Pro-Rata
		Share of Joint Venture		Share of Joint Venture
	Total	Operations	Total	Operations
Statements of Operations

Total revenues	$8,482	$4,410	$9,132	$4,748
Operating expenses	(4,228)	(2,198)	(4,306)	(2,239)
Net operating income	4,254	2,212	4,826	2,509
Depreciation and amortization	(3,329)	(1,731)	(2,371)	(1,233)
Other expenses, net	(15)	(8)	(16)	(8)
Interest expense, net	(1,718)	(893)	(1,770)	(920)
Net (loss) income	(808)	(420)	669	348
Preferred dividend	(8)	(4)	(7)	(4)
Net (loss) income available to partnership	$(816)	$(424)	$662	$344

GPLP's share of (loss) income from investment in joint ventures	$(424)		$344

	For the Twelve Months Ended December 31, 2007		For the Twelve Months Ended December 31, 2006
		Company's Pro-Rata		Company's Pro-Rata
		Share of Joint Venture		Share of Joint Venture
	Total	Operations	Total	Operations
Statements of Operations

Total revenues	$35,030	$18,216	$33,957	$17,658
Operating expenses	(16,241)	(8,445)	(15,552)	(8,087)
Net operating income	18,789	9,771	18,405	9,571
Depreciation and amortization	(9,940)	(5,169)	(8,901)	(4,629)
Other expenses, net	(54)	(28)	(40)	(21)
Interest expense, net	(6,586)	(3,425)	(6,665)	(3,466)
Net income	2,209	1,149	2,799	1,455
Preferred dividend	(31)	(16)	(23)	(12)
Net income available to partnership	$2,178	$1,133	$2,776	$1,443

GPLP's share of income from investment in joint ventures	$1,133		$1,443

CALCULATION OF FUNDS FROM OPERATIONS
and FFO PAYOUT RATIO
(in thousands, except per share data)

	2007					2006
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Funds from Operations:
Net income (loss) available to common shareholders	$1,108	$(5,277)	$46,392	$(21,303)	$20,920	$3,984	$(43,045)	$1,710	$(57,251)	$(94,602)
Real estate depreciation and amortization	17,259	19,571	17,842	20,386	75,058	19,513	18,424	17,671	18,318	73,926
Equity in (income) loss of unconsolidated entities	(117)	(1,276)	(164)	424	(1,133)	(593)	(259)	(247)	(344)	(1,443)
Pro-rata share of joint venture funds from operations	1,301	2,388	1,281	1,294	6,264	1,546	1,705	1,244	1,572	6,067
Minority interest in operating partnership	83	(431)	3,665	(1,682)	1,635	337	(3,733)	311	(4,648)	(7,733)
Loss (gain) on sales of properties	362	1,073	(48,784)	-	(47,349)	(1,717)	-	-	-	(1,717)
FFO	$19,996	$16,048	$20,232	$(881)	$55,395	$23,070	$(26,908)	$20,689	$(42,353)	$(25,502)

Adjusted Funds from Operations:
FFO	$19,996	$16,048	$20,232	$(881)	$55,395	$23,070	$(26,908)	$20,689	$(42,353)	$(25,502)
Add back: impairment adjustments and defeasance costs	-	2,452	(300)	28,028	30,180	-	48,801	-	72,474	121,275
Adjusted Funds from Operations:	$19,996	$18,500	$19,932	$27,147	$85,575	$23,070	$21,893	$20,689	$30,121	$95,773

Weighted average common shares outstanding - diluted (including common stock equivalents)	40,326	40,548	40,741	40,701	40,542	40,026	40,084	40,075	40,138	40,089

FFO per diluted share	$0.50	$0.40	$0.50	$(0.02)	$1.37	$0.58	$(0.67)	$0.52	$(1.06)	$(0.64)
Add back impairment losses/ (gains) and defeasance costs	-	0.06	(0.01)	0.69	0.74	-	1.22	-	1.81	3.03
Adjusted FFO per diluted share	$0.50	$0.46	$0.49	$0.67	$2.11	$0.58	$0.55	$0.52	$0.75	$2.39

	2007					2006
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.4808	$0.4808	$0.4808	$0.4808	$1.9232	$0.4808	$0.4808	$0.4808	$0.4808	$1.9232
FFO payout ratio after add back of impairment losses and defeasance costs	97.0%	105.4%	98.3%	72.1%	91.1%	83.4%	88.0%	93.1%	64.1%	80.5%

	2007					2006
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Supplemental disclosure of amounts included in FFO for wholly owned properties
Deferred leasing costs	$1,297	$1,593	$1,475	$1,612	$5,977	$1,241	$1,965	$1,447	$1,530	$6,183
Straight-line adjustment as (decrease) increase to minimum rents	$(471)	$(430)	$(240)	$(581)	$(1,722)	$53	$(475)	$(306)	$(758)	$(1,486)
Fair value of debt amortized as reduction to interest expense	$107	$107	$107	$42	$363	$107	$107	$107	$107	$428
Intangible and inducement amortization as a net increase (decrease) to base rents	$5	$(101)	$(75)	$359	$188	$119	$(114)	$(69)	$(115)	$(179)
Impairment adjustments	$-	$2,452	$(102)	$28,028	$30,378	$-	$48,801	$-	$63,117	$111,918

JOINT VENTURE CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO RATA SHARE OF JOINT VENTURE
NON-CASH AMOUNTS IN FFO
(in thousands)

	2007					2006
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Joint Venture Funds from Operations:
Net income (loss) available to partnership	$226	$2,452	$316	$(816)	$2,178	$1,139	$500	$475	$662	$2,776
Real estate depreciation and amortization	2,276	2,138	2,148	3,302	9,864	1,832	2,781	1,917	2,362	8,892
FFO	$2,502	$4,590	$2,464	$2,486	$12,042	$2,971	$3,281	$2,392	$3,024	$11,668

Pro-rata share of joint venture funds from operations	$1,301	$2,388	$1,281	$1,294	$6,264	$1,546	$1,705	$1,244	$1,572	$6,067

	2007					2006
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Non-cash amounts included in FFO (pro-rata share of joint venture)
Straight-line adjustment as increase (decrease) to minimum rents	$95	$84	$26	$(46)	$159	$113	$123	$95	$70	$401
Fair value of debt amortized as increase to interest expense	$25	$26	$25	$26	$102	$25	$26	$25	$26	$102
Intangible amortization as an increase to minimum rents	$405	$495	$366	$354	$1,620	$576	$735	$428	$517	$2,256

EBITDA, OPERATING RATIOS and EARNINGS PER SHARE
(dollars and shares in thousands)

	2007					2006
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Calculation of EBITDA:
Net income (loss)	$5,467	$(918)	$50,752	$(16,944)	$38,357	$8,343	$(38,686)	$6,070	$(52,892)	$(77,165)
Interest expense and costs to defease debt (continuing and discontinued operations)	24,139	24,647	22,545	22,159	93,490	23,534	23,320	24,216	33,658	104,728
Loan fee amortization (continuing and discontinued operations)	540	521	492	471	2,024	646	579	536	548	2,309
Taxes (continuing and discontinued operations)	334	240	241	100	915	273	479	359	345	1,456
Depreciation and amortization (continuing and discontinued operations)	17,654	19,994	18,280	20,842	76,770	20,130	18,618	18,039	18,694	75,481
EBITDA	48,134	44,484	92,310	26,628	211,556	52,926	4,310	49,220	353	106,809
Minority interest in operating partnership	83	(431)	3,665	(1,682)	1,635	337	(3,733)	311	(4,648)	(7,733)
Loss (gain) on sales of properties and properties held for sale and impairment charges	362	3,525	(48,886)	28,028	(16,971)	(1,717)	48,801	-	63,117	110,201
Adjusted EBITDA	$48,579	$47,578	$47,089	$52,974	$196,220	$51,546	$49,378	$49,531	$58,822	$209,277

Operating Ratios Excluding Held-for-Sale Properties:
General and administrative / total revenues	6.3%	5.6%	5.2%	4.8%	5.5%	5.4%	4.9%	4.7%	4.8%	5.0%
Tenant reimbursements / (real estate taxes + property operating expenses)	91.7%	87.3%	93.7%	95.8%	92.2%	87.4%	88.9%	90.5%	91.4%	89.5%

Operating Ratios Including Held-for-Sale Properties:
Tenant reimbursements / (real estate taxes + property operating expenses)	86.6%	82.2%	88.5%	91.2%	87.0%	85.9%	85.5%	87.1%	88.2%	86.7%

Earnings per Share:
Weighted average common shares outstanding - basic	36,803	36,998	37,551	37,567	37,232	36,499	36,595	36,663	36,686	36,611
Weighted average common shares outstanding - diluted	40,326	40,548	40,741	40,701	40,228	40,026	40,084	40,075	40,138	40,089

Earnings per share - basic	$0.03	$(0.14)	$1.24	$(0.57)	$0.56	$0.11	$(1.18)	$0.05	$(1.56)	$(2.58)

Earnings per share - diluted	$0.03	$(0.14)	$1.23	$(0.56)	$0.56	$0.11	$(1.17)	$0.05	$(1.54)	$(2.55)

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2007				2006
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Assets:
Land	$250,041	$248,492	$249,279	$240,156	$247,149
Building, improvements and equipment	1,691,061	1,681,221	1,697,345	1,703,491	1,679,935
Developments in progress	44,550	58,962	65,707	96,054	49,803
	1,985,652	1,988,675	2,012,331	2,039,701	1,976,887
Less accumulated depreciation	496,953	506,430	529,139	500,710	483,115
Net property and equipment	1,488,699	1,482,245	1,483,192	1,538,991	1,493,772

Deferred leasing costs, net	18,311	18,465	18,165	19,225	17,316
Investment in and advances to unconsolidated real estate entities	73,830	76,591	83,076	83,116	70,416
Real estate assets held-for-sale	192,857	197,638	78,047	68,671	192,301
Net investment in real estate	1,773,697	1,774,939	1,662,480	1,710,003	1,773,805

Cash and cash equivalents	6,810	9,296	4,622	22,147	11,751
Non-real estate assets associated with discontinued operations	11,030	10,115	5,429	5,002	12,662
Restricted cash	11,455	12,289	13,291	14,217	12,132
Tenant accounts receivable, net	37,212	35,400	37,488	39,475	42,665
Deferred expenses, net	7,594	7,051	6,513	5,915	8,134
Prepaid and other assets	34,383	30,527	37,852	34,188	30,103
Total Assets	$1,882,181	$1,879,617	$1,767,675	$1,830,947	$1,891,252

Liabilities and Shareholders' Equity:
Mortgage notes payable	$1,198,760	$1,185,996	$1,181,893	$1,170,669	$1,203,100
Mortgage notes payable associated with properties held-for-sale	76,424	84,783	51,796	81,541	101,786
Notes payable	319,000	345,000	226,400	300,000	272,000
Other liabilities associated with discontinued operations	2,750	3,275	1,480	2,763	3,926
Accounts payable and accrued expenses	46,523	45,922	51,123	62,969	59,952
Distributions payable	23,639	23,644	23,913	23,915	23,481
Total Liabilities	1,667,096	1,688,620	1,536,605	1,641,857	1,664,245

Minority interest in partnership	842	7	1,886	-	1,772

Shareholders' Equity:
Series F cumulative preferred stock	60,000	60,000	60,000	60,000	60,000
Series G cumulative preferred stock	150,000	150,000	150,000	150,000	150,000
Common shares of beneficial interest	371	371	377	377	368
Additional paid-in capital	552,880	553,540	562,789	563,460	547,036
Distributions in excess of accumulated earnings	(548,873)	(573,009)	(543,715)	(584,343)	(532,141)
Other comprehensive (loss) income	(135)	88	(267)	(404)	(28)
Total Liabilities and Shareholders' Equity	$1,882,181	$1,879,617	$1,767,675	$1,830,947	$1,891,252

MARKET CAPITALIZATION and DEBT COVERAGE RATIOS
(dollars and shares in thousands, except per share price)

	2007					2006
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Share price (end of period)	$27.02	$25.00	$23.50	$14.29	$14.29	$28.40	$24.81	$24.78	$26.71	$26.71

Market Capitalization Ratio:
Common shares outstanding	37,104	37,113	37,674	37,687	37,687	36,620	36,701	36,772	36,776	36,776
Operating partnership units outstanding	2,996	2,996	2,996	2,988	2,988	3,056	3,056	2,996	2,996	2,996
Total common shares and units outstanding at end of period	40,100	40,109	40,670	40,675	40,675	39,676	39,757	39,768	39,772	39,772

Valuation - Common shares and operating partnership units outstanding	$1,083,503	$1,002,725	$955,745	$581,246	$581,246	$1,126,798	$986,371	$985,451	$1,062,310	$1,062,310
Valuation - Preferred stock	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000
Total debt (end of period)	1,594,184	1,615,779	1,460,089	1,552,210	1,552,210	1,520,910	1,522,739	1,534,223	1,576,886	1,576,886
Total market capitalization	$2,887,687	$2,828,504	$2,625,834	$2,343,456	$2,343,456	$2,857,708	$2,719,110	$2,729,674	$2,849,196	$2,849,196

Debt / Market capitalization	55.2%	57.1%	55.6%	66.2%	66.2%	53.2%	56.0%	56.2%	55.3%	55.3%
Debt / Gross asset value (1)	65.5%	66.4%	63.3%	65.2%	65.2%	61.0%	62.4%	62.5%	65.0%	65.0%
Debt / Market capitalization including pro-rata share of joint ventures	56.2%	58.1%	56.6%	67.1%	67.1%	54.2%	57.0%	57.2%	56.3%	56.3%

Debt Coverage Ratios:
Interest coverage ratio	2.0	1.9	2.1	2.4	2.1	2.2	2.1	2.0	2.4	2.2
(Adjusted EBITDA from page 7 / interest expense excluding defeasance cost)
Debt service coverage ratio	1.7	1.6	1.7	2.0	1.8	1.8	1.8	1.7	2.0	1.8
(Adjusted EBITDA / interest expense excluding defeasance cost + scheduled principal payments)

(1) Gross asset value is total assets plus accumulated depreciation

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:							Balloon
	Dec. 31,	Dec. 31,	Interest Rates		Interest	Payment	Pmt. at	Final
Fixed Rate	2007	2006	2007	2006	Terms	Terms	Maturity	Maturity
Mount Vernon Venture, LLC (o) (q)	$8,634	$8,753	7.41%	7.41%		(a)	$8,624	February 11, 2008
Charlotte Eastland Mall, LLC (n) (o)	42,907	43,766	7.84%	7.84%	(m)	(a)	$42,302	(g)
Morgantown Mall Associates, LP	51,503	52,474	6.89%	6.89%	(m)	(a)	$50,823	(g)
GM Olathe, LLC (o)	30,000	30,000	6.35%	6.35%	(l)	(b)	$30,000	January 12, 2009
Grand Central, LP	47,001	47,815	7.18%	7.18%		(a)	$46,065	February 1, 2009
Johnson City Venture, LLC	38,323	38,787	8.37%	8.37%		(a)	$37,026	June 1, 2010
Polaris Center, LLC	39,969	40,482	8.20%	8.20%	(m)	(a)	$38,543	(h)
Glimcher Ashland Venture, LLC	24,273	24,809	7.25%	7.25%		(a)	$21,817	November 1, 2011
Dayton Mall Venture, LLC	54,983	55,886	8.27%	8.27%	(m)	(a)	$49,864	(i)
Glimcher WestShore, LLC	93,624	95,255	5.09%	5.09%		(a)	$84,824	September 9, 2012
PFP Columbus, LLC	139,692	142,129	5.24%	5.24%		(a)	$124,572	April 11, 2013
LC Portland, LLC	131,069	133,256	5.42%	5.42%	(m)	(a)	$116,922	(j)
JG Elizabeth, LLC	156,082	158,791	4.83%	4.83%		(a)	$135,194	June 8, 2014
MFC Beavercreek, LLC	107,499	109,232	5.45%	5.45%		(a)	$92,762	November 1, 2014
Glimcher SuperMall Venture, LLC	58,624	59,515	7.54%	7.54%	(m)	(a)	$49,969	(k)
Glimcher Merritt Square, LLC	57,000		5.35%			(c)	$52,914	September 1, 2015
RVM Glimcher, LLC	50,000	50,000	5.65%	5.65%		(d)	$44,931	January 11, 2016
WTM Glimcher, LLC	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
EM Columbus II, LLC	43,000	43,000	5.87%	5.87%		(e)	$38,057	December 11, 2016
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(f)	$19,000	November 1, 2028
	1,253,183	1,212,950
Other
Fair Value Adjustment - Polaris Center, LLC	1,036	1,465
Fair Value Adjustment - Merritt Square, LLC	(2,009)
Extinguished Debt	-	90,471		(p)

Total Mortgage Notes Payable	$1,252,210	$1,304,886

(a)	The loan requires monthly payments of principal and interest.
(b)	The loan requires monthly payments of interest only.
(c)	The loan requires monthly payments of interest only until October 2010, thereafter principal and interest are required.
(d)	The loan requires monthly payments of interest only until February 2009, thereafter principal and interest are required.
(e)	The loan requires monthly payments of interest only until December 2008, thereafter principal and interest are required.
(f)	The loan requires semi-annual payments of interest.
(g)	The loan matures in September 2028, with an optional prepayment (without penalty) date on September 11, 2008.
(h)	The loan matures in June 2030, with an optional prepayment (without penalty) date on June 1, 2010.
(i)	The loan matures in July 2027, with an optional prepayment (without penalty) date on July 11, 2012.
(j)	The loan matures in June 2033, with an optional prepayment (without penalty) date on June 11, 2013.
(k)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.
(l)	Interest rate of LIBOR plus 165 basis points fixed through a SWAP agreement at a rate of 6.35%.
(m)	Interest rate escalates after optional prepayment date.
(n)	Mortgage notes payable associated with properties held-for-sale as of December 31, 2006.
(o)	Mortgage notes payable associated with properties held-for-sale as of December 31, 2007.
(p)	Interest rates ranging from 7.03% to 8.35% at December 31, 2006.
(q)	This loan was paid off on February 11, 2008.

CONSOLIDATED DEBT MATURITIES
(dollars in thousands)

	Balance
Description	12/31/2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017+
Fixed Rate
Mount Vernon Venture, LLC	$8,634	$8,634	-	-	-	-	-	-	-	-	-
Charlotte Eastland Mall, LLC	42,907	42,907	-	-	-	-	-	-	-	-	-
Morgantown Mall Associates, LP	51,503	51,503	-	-	-	-	-	-	-	-	-
$70M Protected Credit Facility (a)	70,000	-	$70,000	-	-	-	-	-	-	-	-
GM Olathe, LLC (a)	30,000	-	30,000	-	-	-	-	-	-	-	-
Grand Central, LP	47,001	865	46,136	-	-	-	-	-	-	-	-
Johnson City Venture, LLC	38,323	496	549	$37,278	-	-	-	-	-	-	-
Polaris Center, LLC	39,969	547	604	38,818	-	-	-	-	-	-	-
Glimcher Ashland Venture, LLC	24,273	572	620	668	$22,413	-	-	-	-	-	-
Dayton Mall Venture, LLC	54,983	969	1,066	1,159	1,260	$50,529	-	-	-	-	-
Glimcher WestShore, LLC	93,624	1,703	1,807	1,902	2,003	86,209	-	-	-	-	-
PFP Columbus, LLC	139,692	2,548	2,708	2,855	3,011	3,155	$125,415	-	-	-	-
LC Portland, LLC	131,069	2,290	2,439	2,577	2,722	2,856	118,185	-	-	-	-
JG Elizabeth, LLC	156,082	2,823	2,986	3,135	3,292	3,437	3,629	$136,780	-	-	-
MFC Beavercreek, LLC	107,499	1,814	1,933	2,043	2,159	2,265	2,409	94,876	-	-	-
Glimcher SuperMall Venture, LLC	58,624	949	1,037	1,119	1,208	1,292	1,406	1,517	$50,096	-	-
Glimcher Merritt Square, LLC	57,000	-	-	185	756	790	843	889	53,537
RVM Glimcher, LLC	50,000	-	566	649	686	719	768	815	863	$44,934	-
WTM Glimcher, LLC	60,000	-	-	-	-	-	-	-	-	60,000	-
EM Columbus II, LLC	43,000	-	506	537	570	597	641	680	722	38,747	-
Tax Exempt Bonds	19,000	-	-	-	-	-	-	-	-	-	$19,000
Total Mortgage Notes and Fixed Rate Notes Payable (b)	1,323,183	118,620	162,957	92,925	40,080	151,849	253,296	235,557	105,218	143,681	19,000

Credit Facility - unhedged portion	230,000	-	230,000	-	-	-	-	-	-	-	-
Total Variable Rate Notes Payable	230,000	-	230,000	-	-	-	-	-	-	-	-

Other
Fair Value Adjustment Amortization - Polaris Center, LLC	1,036	428	428	180	-	-	-	-	-	-	-
Fair Value Adjustment Amortization - Glimcher Merritt Square, LLC	(2,009)	(264)	(264)	(264)	(264)	(264)	(264)	(264)	(161)

Total Debt	$1,552,210	$118,784	$393,121	$92,841	$39,816	$151,585	$253,032	$235,293	$105,057	$143,681	$19,000

(a) Interest rates are fixed through various interest rate swap agreements
(b) Weighted Average interest rate for the fixed rate debt was 6.14% as of December 31, 2007 with a weighted average maturity of 4.9 years.

JOINT VENTURE DEBT MATURITIES
(dollars in thousands)

	Interest Rate	Loan	Final	Balance
Description	12/31/2007	Terms	Maturity	12/31/2007	2008	2009

Total Joint Venture Fixed Rate Mortgage
Puente Hills Mall, LLC	5.20%	(a)	June 1, 2008	$85,884	$85,884	$-
Puente Hills Mall, LLC Fair Value Adjustment				(81)	(81)	-
Puente Hills Mall, LLC Debt at Fair Value				85,803	85,803	-

Tulsa Promenade , LLC	6.52%	(b)	March 14, 2009	35,000	-	35,000
Surprise Peripheral Venture LLC	6.98%	(c)	October 1, 2009	2,400		2,400
Kierland Crossing, LLC	N/A	(d)	May 29, 2011	-	-	-

Total Joint Venture Fixed Rate Mortgages				$123,203	$85,803	$37,400

Joint Venture Debt (Pro Rata Share)				$64,018	$44,618	$19,400

(a) Interest rate is fixed, loan requires monthly payments of principal and interest.
(b) Interest rate of LIBOR plus 135 basis points, loan requires monthly payments of interest only. The interest rate is fixed with a swap.
(c) Interest rate of LIBOR plus 175 basis points, loan requires monthly payments of interest only.
(d) The construction loan for Scottsdale Quarter bears interest at LIBOR plus 150 basis points and requires payments of interest only.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics
Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)

	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006

Wholly-owned Malls:
Mall Anchors	97.2%	94.1%	95.1%	93.6%	93.9%
Mall Stores	92.9%	91.6%	90.5%	89.2%	91.7%
Total Consolidated Mall Portfolio	95.6%	93.2%	93.5%	92.0%	93.1%

Mall Portfolio including Joint Ventures:
Mall Anchors	97.3%	94.6%	95.4%	94.1%	94.3%
Mall Stores	92.7%	91.3%	90.3%	89.1%	91.5%
Total Mall Portfolio	95.6%	93.4%	93.6%	92.3%	93.3%

Core Mall Portfolio (2)
Mall Anchors	97.7%	96.4%	96.8%	96.6%	97.1%
Mall Stores	94.4%	93.5%	91.8%	92.7%	94.3%
Total Mall Portfolio	96.5%	95.4%	95.0%	95.2%	96.1%

(1)	Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.
(2)	Comparable malls including joint ventures and excluding malls held-for-sale.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (wholly owned and joint venture properties)
The following table summarizes the new and rollover lease activity by type for the twelve months ended December 31, 2007:

	GLA Analysis			Average Annualized Base Rents
	New	Rollover		New	Rollover		Portfolio
Property Type	Leases	Leases	Total	Leases	Leases	Total	Average
Mall Anchors	213,127	85,217	298,344	$13.18	$6.17	$10.99	$6.60
Mall Stores	403,974	455,764	859,738	$29.53	$33.80	$31.76	$26.50

The following table summarizes the new and rollover lease activity and the comparative prior rents for the three and twelve months ended December 31, 2007 for only those leases where the space was occupied in the previous 24 months:

	GLA Analysis			Average Annualized Base Rents						Percent
	New	Rollover		New	Prior	Rollover	Prior	Total	Total Prior	Change in
Property Type	Leases	Leases	Total	Leases	Tenants	Leases	Rent	New/Rollover	Tenants/Rent	Base Rent

Three months ended December 31, 2007
Mall Anchors	30,716	30,343	61,059	$5.75	$9.00	$2.50	$2.50	$4.13	$5.77	-28%
Mall Stores	49,366	93,592	142,958	$18.22	$16.02	$30.32	$27.04	$26.14	$23.23	13%

Twelve months ended December 31, 2007
Mall Anchors	56,716	85,217	141,933	$8.62	$10.41	$6.17	$6.23	$7.15	$7.90	-10%
Mall Stores	170,632	342,138	512,770	$26.93	$22.01	$33.99	$30.93	$31.64	$27.96	13%

SAME MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
CORE MALL ASSETS - HELD FOR INVESTMENT
as of December 31, 2007

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) Dec 2007	Avg. Mall Store Sales PSF (1) Dec 2006	Mall Store Occupancy 12/31/2007	Mall Store Occupancy 12/31/2006	% of Mall Portfolio NOI (2)

MARKET DOMINANT

Jersey Gardens	Elizabeth, NJ	1	1,295,529	$506	$506	100.0%	99.3%
Lloyd Center	Portland, OR	24	1,472,374	417	405	95.6%	96.8%
Mall at Fairfield Commons	Dayton, OH	58	1,138,148	350	377	95.3%	98.7%
Mall at Johnson City	Johnson City, TN	>100	547,396	442	417	97.3%	94.8%
Polaris Fashion Place	Columbus, OH	31	1,410,160	406	403	99.5%	98.3%
Weberstown Mall	Stockton, CA	78	858,740	426	455	94.4%	96.3%
WestShore Plaza	Tampa, FL	21	1,061,866	452	493	97.3%	99.0%
			7,784,213	$433	$436	97.3%	97.9%	57%

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) Dec 2007	Avg. Mall Store Sales PSF (1) Dec 2006	Mall Store Occupancy 12/31/2007	Mall Store Occupancy 12/31/2006	% of Mall Portfolio NOI (2)

TRADE AREA DOMINANT

Ashland Town Center	Ashland, KY	>100	331,010	$357	$371	94.6%	94.6%
Colonial Park Mall	Harrisburg, PA	67	743,668	287	296	97.7%	98.3%
Dayton Mall	Dayton, OH	58	1,417,901	337	352	92.3%	93.8%
Eastland Mall (OH)	Columbus, OH	31	786,013	280	296	87.1%	83.2%
Grand Central Mall	Parkersburg, WV	>100	909,650	293	313	94.7%	92.8%
Indian Mound Mall	Columbus, OH	31	557,409	238	247	84.4%	90.7%
Morgantown Mall	Morgantown, WV	>100	558,081	325	313	92.9%	92.2%
New Towne Mall	New Philadelphia, OH	>100	513,604	255	269	98.4%	94.8%
Northtown Mall	Minneapolis, MN	15	677,011	385	383	93.2%	86.0%
Puente Hills Mall (3)	Los Angeles, CA	2	1,187,608	249	274	93.7%	93.8%
River Valley Mall	Columbus, OH	31	577,467	289	317	93.0%	92.8%
Supermall of the Great NW	Seattle, WA	13	943,273	260	277	89.3%	93.4%
Tulsa Promenade (3)	Tulsa, OK	55	926,306	316	307	84.5%	80.2%
			10,129,001	$297	$311	92.0%	91.4%	43%

TOTAL COMPARABLE CORE MALLS - HELD FOR INVESTMENT			17,913,214	$362	$370	94.4%	94.3%	100%

(1) Sales for in-line stores with less than 10,000 square feet.
(2) Based on net operating income for the twelve months ended December 31, 2007.
(3) Company has a 52% ownership interest in this Mall through a joint venture

MALL PORTFOLIO STATISTICS
MALL ASSETS INCLUDING ASSETS HELD FOR SALE
as of December 31, 2007

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) Dec 2007	Avg. Mall Store Sales PSF (1) Dec 2006	Mall Store Occupancy 12/31/2007	Mall Store Occupancy 12/31/2006

TOTAL COMPARABLE CORE MALLS - HELD FOR INVESTMENT (from page 15)			17,913,214	$362	$370	94.4%	94.3%

ASSETS HELD FOR SALE
Almeda Mall (2)	Houston, TX	7	n/a	n/a	$297	n/a	98.7%
Eastland Mall (NC)	Charlotte, NC	34	1,060,781	$232	$244	81.4%	84.4%
Great Mall of the Great Plains	Kansas City, KS	26	782,499	$172	$188	81.4%	85.6%
Montgomery Mall (2)	Montgomery, AL	>100	n/a	n/a	$232	n/a	39.1%
Northwest Mall (2)	Houston, TX	7	n/a	n/a	$301	n/a	80.3%
University Mall (2)	Tampa, FL	21	n/a	n/a	$335	n/a	92.7%
			1,843,280	$201	$275	81.4%	81.0%

ASSETS ACQUIRED IN 2007
Merritt Square Mall (3)	Merritt Square Island, FL	25	872,655	$319	n/a	81.5%	n/a

TOTAL MALLS ASSETS INCLUDING ASSETS HELD FOR SALE			20,629,149	$351	$354	92.7%	91.5%

(1) Sales for in-line stores with less than 10,000 square feet.
(2) Mall was sold in 2007.
(3) Mall acquired in October 2007.

SUMMARY OF SIGNIFICANT TENANTS
As of December 31, 2007

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rent	Rent

Gap, Inc.	29	419,949	$6,591,892	3.0%
Foot Locker, Inc.	48	194,986	4,644,724	2.1%
Sterling Inc.	36	65,226	4,266,093	1.9%
AMC Theater	2	148,344	4,189,000	1.9%
Limited Brands, Inc.	40	170,740	4,166,568	1.9%
Burlington Coat Factory	7	554,839	3,793,640	1.7%
Steve & Barry's	11	474,154	3,707,531	1.7%
JCPenney Company, Inc.	18	1,808,213	3,462,524	1.6%
Sears Holding Corporation	23	2,786,864	3,391,221	1.5%
Belks	7	706,730	2,936,344	1.3%
Zales Corporation	39	34,868	2,917,480	1.3%
American Eagle Outfitters	20	109,856	2,625,687	1.2%
Luxottica Group	34	83,186	2,622,785	1.2%
Genesco Inc.	45	63,608	2,470,310	1.1%
Saks Incorporated	4	229,843	2,430,954	1.1%
Finish Line, Inc.	24	130,170	2,283,070	1.0%
Total tenants representing > 1.0%	387	7,981,576	$56,499,823	25.5%

Note: Information includes wholly-owned and joint venture properties.

TOP 10 REGIONAL MALL TENANTS
As of December 31, 2007

Mall Stores (ranked by percent of total minimum mall rents)

				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rents	Mall Rents
Foot Locker, Inc.	48	194,986	$4,644,724	2.2%
Sterling Inc.	35	59,446	$4,179,853	2.0%
Limited Brands, Inc.	40	170,740	$4,166,568	2.0%
Gap, Inc.	23	254,476	$4,094,344	1.9%
Zales Corporation	39	34,868	$2,917,480	1.4%
American Eagle Outfitters	20	109,856	$2,625,687	1.2%
Luxottica Group	34	83,186	$2,622,785	1.2%
Genesco, Inc.	45	63,608	$2,470,310	1.2%
Finish Line, Inc.	24	130,170	$2,283,070	1.1%
Abercrombie & Fitch, Inc.	17	110,898	$2,044,638	1.0%

Mall Anchors (ranked by total GLA)

			Annualized
	Number of	GLA of	Minimum	% of Total
Tenant Name	Stores	Stores	Rents	Mall GLA
Sears Holding Corporation	18	2,504,881	$1,763,810	12.1%
JC Penney Company, Inc.	15	1,754,559	$3,344,178	8.5%
Macy's, Inc.	9	1,693,944	$255,000	8.2%
Bon-Ton Department Stores, Inc.	9	865,250	$1,968,912	4.2%
Belks	7	706,730	$2,936,344	3.4%
Dillard's	4	681,925	$-	3.3%
Burlington Coat Factory	7	554,839	$3,793,640	2.7%
Steve & Barry's	10	459,083	$3,466,395	2.2%
Saks Incorporated	3	228,156	$2,360,100	1.1%
Boscov's	1	182,609	$-	0.9%

Note: Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of December 31, 2007

Mall Portfolio

											Percent of
					Percent of				Anchor	Store	Annualized
		Anchor	Store	Total	Occupied GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2008	612	195,763	1,305,918	1,501,681	7.6%	$2,143,685	$29,113,851	$31,257,536	$10.95	$26.12	14.6%
2009	374	843,153	1,018,921	1,862,074	9.4%	3,672,715	22,037,820	25,710,535	$5.82	$24.87	12.0%
2010	321	1,097,898	972,210	2,070,108	10.5%	7,794,963	22,488,800	30,283,763	$7.69	$26.06	14.2%
2011	293	2,050,285	698,813	2,749,098	13.9%	8,031,612	21,628,406	29,660,018	$5.04	$32.20	13.9%
2012	214	905,174	608,032	1,513,206	7.7%	3,032,454	17,417,030	20,449,484	$4.20	$28.64	9.6%
Thereafter	689	7,512,391	2,504,081	10,016,472	50.9%	23,179,115	53,124,542	76,303,657	$3.28	$25.14	35.7%
	2,503	12,604,664	7,107,975	19,712,639	100.0%	$47,854,544	$165,810,449	$213,664,993	$6.60	$26.50	100.0%

Community Center Portfolio

											Percent of
					Percent of				Anchor	Store	Annualized
		Anchor	Store	Total	Occupied GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2008	9	-	28,017	28,017	3.3%	$-	$413,083	$413,083	$-	$14.74	4.6%
2009	15	30,000	48,550	78,550	9.3%	270,000	815,650	1,085,650	$9.00	$18.11	12.2%
2010	18	70,850	80,501	151,351	17.8%	763,751	1,435,889	2,199,640	$10.78	$19.54	24.7%
2011	2	-	6,100	6,100	0.7%	-	67,000	67,000	$-	$10.98	0.8%
2012	3	-	8,592	8,592	1.0%	-	250,200	250,200	$-	$29.12	2.8%
Thereafter	21	525,072	51,366	576,438	67.9%	4,170,427	705,600	4,876,027	$7.94	$16.89	54.9%
	68	625,922	223,126	849,048	100.0%	$5,204,178	$3,687,422	$8,891,600	$8.31	$18.16	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.
Note: Information includes wholly-owned (including assets held-for-sale) and joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended Dec 31, 2007			Three months ended Dec 31, 2006

	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2007	Share	Total	2006	Share	Total
New developments	$5,321	$2,868	$8,189	$504	$-	$504

Redevelopment projects	$10,705	$24	$10,729	$6,838	$-	$6,838

Renovation with no incremental GLA	$32	$517	$549	$40	$710	$750

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$192	$157	$349	$2,137	$-	$2,137
Non-anchor stores	1,842	113	1,955	4,665	139	4,804
Operational capital expenditures	3,599	139	3,738	3,041	352	3,393
Total Property Capital Expenditures	$5,633	$409	$6,042	$9,843	$491	$10,334

	Twelve months ended Dec 31, 2007			Twelve months ended Dec 31, 2006

	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2007	Share	Total	2006	Share	Total
New developments	$5,696	$5,630	$11,326	$1,508	$1,933	$3,441

Redevelopment projects	$45,548	$409	$45,957	$27,683	$-	$27,683

Renovation with no incremental GLA	$11,626	$6,526	$18,152	$2,226	$1,027	$3,253

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor replacement	$2,213	$170	$2,383	$5,694	$-	$5,694
Non-anchor replacement	14,028	257	14,285	15,685	217	15,902
Operational capital expenditures	7,050	413	7,463	7,142	392	7,534
Total Property Capital Expenditures	$23,291	$840	$24,131	$28,521	$609	$29,130

DEVELOPMENT AND REDEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Description	Total Project Cost (1)	Ownership %	Pro rata Project Cost	Pro rata Project Costs Incurred thru 12/31/2007 (1)	Opening Date	Project Initial Yield

PROPERTY DEVELOPMENTS:
Scottsdale Quarter	Development of new retail/office	$250,000	50%	$125,000	$5,700	Phase 1 Q4-2008 through Q4-2009	8%
Scottsdale, Arizona	650,000 square feet lifestyle center

PROPERTY REDEVELOPMENT:
Polaris Fashion Place	Lifestyle Expansion	$46,000	100%	$46,000	$9,500	Q4-2008 through Q4-2009	8%
Columbus, Ohio

Total Development and Redevlopment		$296,000		$171,000	$15,200

(1) Project costs exclude the allocation of internal costs such as labor, interest and taxes.

Note: Anticipated opening date, estimated project costs and project yield are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.